Fees Summary	Oct. 28, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 499,905,000.00
Previously Paid Amount	0.00
Total Fee Amount	69,036.88
Total Offset Amount	0.00
Net Fee	$ 69,036.88
Final Prospectus	false